                                                                      Exhibit 10

                              AMENDMENT NO. 3 UNDER
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS AMENDMENT NO. 3 UNDER AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment No. 3") is made the 28th day of April, 2003, by and among JLG INDUSTRIES, INC., a Pennsylvania corporation ("JLG"), and certain of its subsidiaries listed on Schedule 1 to the Credit Agreement (as defined below) (each, together with JLG, individually a "Borrower" and individually and collectively, the "Borrowers"); the Lenders listed on Schedule 2 to the Credit Agreement; Wachovia Bank, National Association, as administrative agent and documentation agent ("Administrative Agent") and BankOne, Michigan, as syndication agent ("Syndication Agent").

                                   BACKGROUND

                  Borrowers, Lenders, Administrative Agent and Syndication Agent entered into an Amended and Restated Credit Agreement dated June 17, 2002, as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated August 30, 2002 and Amendment No. 2 and Waiver under Amended and Restated Credit Agreement dated February 21, 2003 (as amended and as may be further amended from time to time, the "Credit Agreement") to finance the Borrowers' working capital and general corporate requirements.

                  Borrowers, Lenders, Administrative Agent and Syndication Agent wish to make certain amendments to the Credit Agreement and grant certain consents under the Credit Agreement, as set forth herein and subject to the terms and conditions hereof.

                  In consideration of the foregoing and the premises and the agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. Definitions.

                           a. General Rule. Unless otherwise defined herein,
terms used herein which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

                           b. Additional Definitions. As of the Amendment No. 3
Effective Date, the following definitions are hereby added to Section 1.1 of the Credit Agreement to read in their entirety as follows:

                           "2003 Senior Unsecured Notes" means the senior
                  unsecured JLG Industries, Inc. notes in aggregate principal amount at issuance of no less than $90,000,000, due in 2008.

                           "Amendment No. 3" means Amendment No. 3 to the Credit
                  Agreement by and among Borrowers, Lenders, Administrative Agent and Syndication Agent, dated April 28, 2003.

                           "Amendment No. 3 Effective Date" means the date on
                  which the conditions set forth in Paragraph 11 of Amendment No. 3 have been satisfied.

                           "Maximum Loss Exposure" means, as of the date of
                  determination, the estimated maximum amount of contractual loss JLG or any of its Consolidated Subsidiaries may incur under Monetization Transactions as a result of payment defaults by obligors with respect to Monetization Assets, as determined by JLG in good faith.

                           c. Amended Definitions. As of the Amendment No. 3
Effective Date, the following definitions set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as set forth below:

                           "Adjusted Total Funded Debt" means, without
                  duplication, as of the last day of any Rolling Period, Total Funded Debt, plus the aggregate Maximum Loss Exposure of JLG and its Consolidated Subsidiaries, plus Guaranty Obligations consisting of MOSAs.

                           "Aggregate Commitment" means the aggregate amount of
                  the Lenders' Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. On the Amendment No. 3 Effective Date, the Aggregate Commitment shall be One Hundred Fifty Million Dollars ($150,000,000).

                  2. Reduction of Commitment. As of the Amendment No. 3 Effective Date, Borrowers, Administrative Agent and Required Lenders agree that the Aggregate Commitment shall be reduced to $150,000,000, under the terms of
Section 2.6 of the Credit Agreement.

                  3. Amended and Restated Schedule 2 to Credit Agreement. As of the Amendment No. 3 Effective Date, Schedule 2 to the Credit Agreement (Lenders and Commitments) is hereby amended and restated in its entirety as set forth on
Schedule 2 attached hereto.

                  4. Amendment to Section 9.2 (Adjusted Interest Coverage Ratio). As of the Amendment No. 3 Effective Date, Section 9.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           9.2 Adjusted Interest Coverage Ratio. As of the last
                  day of each fiscal quarter of JLG and its Consolidated Subsidiaries, permit the Adjusted Interest Coverage Ratio to be less than 2.25 to 1.00.

                  5. Amendment to Section 9.4 (Adjusted Leverage Ratio). As of the Amendment No. 3 Effective Date, Section 9.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           9.4 Adjusted Leverage Ratio. As of the last day of
                  each fiscal quarter of JLG and its Consolidated Subsidiaries, permit the Adjusted Leverage Ratio to exceed 6.00 to 1.00.

                  6. Additional Section 10.1(r) (Limitations on Debt and Guaranty Obligations). As of the Amendment No. 3 Effective Date, Section 10.1(q) of the Credit Agreement is hereby amended to replace "$15,000,000." with "$15,000,000; and" and to add the following subsection 10.1(r) in its entirety:

                           (r) Debt incurred in connection with the issuance of
                  the 2003 Senior Unsecured Notes, not exceeding $125,000,000 in aggregate principal amount at any time.

                  7. Amendment to Section 10.10 (Amendments; Payments and Prepayments of Senior Subordinated Debt). As of the Amendment No. 3 Effective Date, Section 10.10(iii) of the Credit Agreement is hereby amended to (a) replace "Indenture." with "Indenture,"; (b) replace "Amendments; Payments and Prepayments of Senior Subordinate Debt: in its entirety with "Amendments, Payments and Prepayments of Senior Subordinated Debt and 2003 Senior Unsecured Notes"; and (c) add the following subsection 10.10(iv) in its entirety:

                           (iv) cancel or forgive, make any voluntary or
                  optional payment or prepayment on, or redeem or acquire for value (including without limitation by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due) any debt incurred in connection with the issuance of the 2003 Senior Unsecured Notes.

                  8. Consents and Waivers.

                           a. Section 10.10(ii) of the Credit Agreement
prohibits the Borrowers from making any voluntary or optional payment or prepayment on, or redeeming or acquiring for value any, Senior Subordinated Debt. Borrowers have informed Administrative Agent that they intend to acquire for value and retire no more than $35,000,000 in aggregate principal amount of Senior Subordinated Debt. As of the Amendment No. 3 Effective Date, Required Lenders hereby consent to the Borrowers' acquisition for value and retirement of no more than $35,000,000 in aggregate principal amount of Senior Subordinated Debt, so long as such acquisition for value and retirement is completed within six (6) months of the Amendment No. 3 Effective Date.

                           b. The Borrowers may be unable to maintain an
Adjusted Leverage Ratio for the fiscal quarter ended April 27, 2003 at the level required by Section 9.4 of the Credit Agreement, prior to this Amendment No. 3. As of the Amendment No. 3 Effective Date, Required Lenders hereby waive Borrowers' compliance with and waive any Defaults or Events of Default arising under Section 9.4 of the Credit Agreement for the fiscal quarter ended April

27, 2003; provided, that the Adjusted Leverage Ratio, after giving effect to the amendments made by this Amendment No. 3, was not more than 6.00 to 1.00 for such fiscal quarter ending April 27, 2003.

                  9. Amendment to Section 13.12. Disclosure of Information; Confidentiality. As of the Amendment No. 3 Effective Date, Section 13.12 of the Credit Agreement is amended and restated to add the following to the end of the first sentence:

                  ; provided, further, that each party to this transaction (and each employee, representative, or other agent of any taxpayer) may disclose to any and all persons, without limitations of any kind, the "structures" and "tax aspects" (as such terms are used in Internal Revenue Code sections 6011, 6111 and 6112 and the regulation promulgated thereunder) of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the party relating to such "structure" and "tax aspects," and in addition, no party is subject to any restriction concerning its consulting with its tax adviser regarding the "structure" or "tax aspects" of this transaction at any time. Each party hereto intends that this transaction will not constitute a "confidential transaction" under such Internal Revenue Code sections and regulations.

                  10. Representations and Warranties. As of the date hereof, each Borrower hereby represents and warrants to Lenders as follows:

                           a. Representations. The representations and
warranties set forth in Article VI of the Credit Agreement, together with the applicable Schedules related thereto, as amended and restated, are true and correct in all material respects as of the date hereof, except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date; (ii) no Event of Default or Default under the Credit Agreement (except that which has been waived in this Amendment No. 3), has occurred and is continuing; and (iii) no Borrower is aware of any Material Adverse Effect.

                           b. Power and Authority. Each Borrower has the power
and authority under the laws of its jurisdiction of incorporation or formation and under its respective formation documents to execute and perform this Amendment No. 3 and the other documents and agreements required hereunder (collectively, the "Amendment Documents"); all necessary actions (corporate or otherwise) for the execution and performance by each Borrower of the Amendment Documents have been taken; and each of the Amendment Documents and the Credit Agreement, as amended, constitute the valid and binding obligations of each Borrower, enforceable in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state, federal or foreign debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

                           c. No Violations of Law or Agreements. The execution
and performance of the Amendment Documents by Borrowers in accordance with their respective terms will not: (i) violate any provisions of any applicable law or regulation, foreign, federal, state or local, or the formation or organizational documents of any Borrower or (ii) result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any material agreement or instrument by which any Borrower is a party or by which any of its property may be bound.

                  11. Conditions to Effectiveness of Amendment. This Amendment No. 3 shall become effective immediately prior to the issuance of the 2003 Senior Unsecured Notes upon satisfaction (or waiver in accordance with Section
13.13 of the Credit Agreement) of each of the following conditions:

                           a. Overdraft Facility. The Administrative Agent shall
have received an amendment to the documentation evidencing the Overdraft Facility, effecting modifications of the Overdraft Facility that conform to the modifications to the Credit Agreement effected by Amendment No. 3 in all pertinent respects, in form and substance reasonably acceptable to Administrative Agent.

                           b. Amendment Fee. Payment by the Borrowers to the
Administrative Agent, for the benefit of each Lender which has executed this Amendment No. 3, on a pro rata basis, of an amendment fee equal to .125% of each such executing Lender's Commitment, as reduced by this Amendment No. 3.

                           c. 2003 Senior Unsecured Notes Indenture. This
Administrative Agent shall have received a copy of the Indenture between JLG, the Note Guarantors (as defined therein) and The Bank of New York, as Trustee, pursuant to which the 2003 Senior Unsecured Notes will be issued in form and substance substantially similar in all material respects to the description of the 2003 Senior Unsecured Notes attached hereto as Exhibit A.

                           d. Confirmation of Satisfaction of Conditions to
Closing of the 2003 Senior Unsecured Note Offering. Each of JLG, Credit Suisse First Boston, as lead manager of the offering of the 2003 Senior Unsecured Notes, acting on its own behalf and on behalf of the other initial purchasers of such securities, shall have advised the Administrative Agent that all conditions precedent to the closing of the offering of the 2003 Senior Unsecured Notes in aggregate principal amount of no less than $90,000,000, other than the effectiveness of this Amendment No. 3 and any other closing condition the satisfaction of which is dependent upon the effectiveness of this Amendment No. 3, shall have been duly satisfied or waived.

                  12. Affirmations. Borrowers hereby: (i) affirm all the provisions of the Credit Agreement, as amended by this Amendment No. 3, and (ii) agree that the terms and conditions of the Credit Agreement and the Collateral Security Documents shall continue in full force and effect as amended hereby.

                  13. Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT NO. 3, BORROWERS REPRESENT AND WARRANT THAT AS OF THE DATE OF THIS AMENDMENT NO. 3,

THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH:

                  a. EACH BORROWER WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT NO. 3; AND

                  b. EACH BORROWER RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATION, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, OTHER THAN OBLIGATIONS UNDER THE LOAN DOCUMENTS.

                  14. Miscellaneous.

                           a. Borrowers agree to pay or reimburse Administrative
Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 3.

                           b. This Amendment No. 3 shall be governed by and
construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law or choice of law principles.

                           c. This Amendment No. 3 may be executed in any number
of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

                           d. Except as expressly set forth herein, the
execution, delivery and performance of this Amendment No. 3 shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under the Credit Agreement and the agreements and documents executed in connection therewith or constitute a waiver of any provision thereof, nor shall anything contained herein be construed as or constitute a consent to or waiver of any further period or provision of the Credit Agreement.

                  IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 the day and year first above written.

Attest:                                    JLG INDUSTRIES, INC.

By: __________________________________     By: _________________________________
    Name: Thomas D. Singer                     Name:
    Title: Secretary                           Title:

Attest:                                    FULTON INTERNATIONAL, INC.

By: __________________________________     By: _________________________________
    Name: Thomas D. Singer                     Name:
    Title: Secretary                           Title:

Attest:                                    JLG EQUIPMENT SERVICES, INC.

By: __________________________________     By: _________________________________
    Name: Thomas D. Singer                     Name:
    Title: Assistant Secretary                 Title:

Attest:                                    GRADALL INDUSTRIES, INC.

By: __________________________________     By: _________________________________
    Name: Thomas D. Singer                     Name:
    Title: Assistant Secretary                 Title:

Attest:                                    THE GRADALL COMPANY

By: __________________________________     By: _________________________________
    Name: Thomas D. Singer                     Name:
    Title: Assistant Secretary                 Title:

                             [EXECUTIONS CONTINUED]

Attest:                                    ACCESS FINANCIAL SOLUTIONS, INC.

By: __________________________________     By: _________________________________
    Name:                                      Name:
    Title:                                     Title:

                                           JLG MANUFACTURING, LLC
Attest:                                      By: JLG INDUSTRIES, INC.

By: __________________________________     By: _________________________________
    Name:                                      Name:
    Title:                                     Title:

Attest:                                    JLG EUROPE BV

By: __________________________________     By: _________________________________
    Name:                                      Name:
    Title:                                     Title:

Attest:                                    JLG MANUFACTURING EUROPE BVBA

By:  _________________________________     By: _________________________________
     Name:                                     Name:
     Title:                                    Title:

                             [EXECUTIONS CONTINUED]

                             LENDERS

                             WACHOVIA BANK, NATIONAL ASSOCIATION
                             as Administrative Agent, Documentation Agent and Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                             BANK ONE, NA, successor by merger to Bank
                             One, Michigan, individually as a Lender and in its capacity as Syndication Agent

                             By: _______________________________________________
                                 Name:
                                 Title:

                             JP MORGAN CHASE BANK, successor by merger to THE CHASE MANHATTAN BANK, N.A., as a Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                             BANCO ESPIRITO SANTO, S.A., NASSAU
                             BRANCH, as a Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                             By: _______________________________________________
                                 Name:
                                 Title:

                             [EXECUTIONS CONTINUED]

                             MANUFACTURERS AND TRADERS TRUST
                             COMPANY, successor in interest to Allfirst Bank, f/k/a The First National Bank of Maryland, as a Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                             HARRIS TRUST AND SAVINGS BANK,
                             as a Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                             NATIONAL CITY BANK OF PENNSYLVANIA,
                             as a Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                             COMERICA BANK, as a Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                             CITIZENS BANK OF PENNSYLVANIA, as a
                             Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                             [EXECUTIONS CONTINUED]

                             SUNTRUST BANK, ATLANTA, as a Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                             BANK HAPOALIM B.M., as a Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                             CREDIT SUISSE FIRST BOSTON, as a Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                             THE BANK OF NEW YORK, as a Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                             BANK OF TOKYO-MITSUBISHI TRUST
                             COMPANY, as a Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                             [EXECUTIONS CONTINUED]

                             CREDIT LYONNAIS NEW YORK BRANCH, as a
                             Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                             ERSTE BANK, as a Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                             By: _______________________________________________
                                 Name:
                                 Title:

                             STANDARD FEDERAL BANK, N.A.,
                             as a Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                             SUNBANK,
                             as a Lender

                             By: _______________________________________________
                                 Name:
                                 Title:

                                   SCHEDULE 2

                            (Lenders and Commitments)

                                                   COMMITMENT
                 LENDER                            PERCENTAGE               COMMITMENT
                 ------                            ----------               ----------
Wachovia Bank, National Association                 13.00%                  $19,500,000
301 South College Street (TW-10)
Charlotte, NC 28288-0760                                               Swingline Commitment
Attention: Syndication Agency Services                                      $20,000,000
Telephone No.: (704) 383-7698
Telecopy No.: (704) 383-0288

Bank One, Michigan                                   7.10%                  $10,650,000
611 Woodward Avenue, 2nd Floor
M11-8074
Detroit, MI 48226
Attention: Pat Dumphy
Telephone No.: (313) 225-1940
Telecopy No.: (313) 225-1212

Banco Espirito Santo e Comercial                     2.00%                  $ 3,000,000
29th Floor
320 Park Avenue
New York, NY 10022
Attention: Terry Hull
Telephone No.: (212) 702-3430
Telecopy No.: (212) 750-3999

Manufacturers and Traders Trust Company              3.20%                  $ 4,800,000
2055 South Queen Street
MC 182-02-01
York, PA 17403
Attention: Kellie Matthews
Telephone No.: (717) 771-4905
Telecopy No.: (717) 771-4914

SunBank                                              1.40%                  $ 2,100,000
90 Maynard Street
Williamsport, PA 17701
Attention: Michael Vuocolo
Telephone No.: (570) 329-5607
Telecopy No.: (570) 322-3308

Harris Trust & Savings Bank                          6.20%                  $ 9,300,000
111 West Monroe Street
10th Floor West
Chicago, IL 60603-0755
Attention: Michael D. Pincus
Telephone No.: (312) 461-7036
Telecopy No.: (312) 461-2591

National City Bank of Pennsylvania                   6.20%                  $ 9,300,000
National City Center
20 Stanwix Street
Pittsburgh, PA 15222-4802
Attention: Debra Riefner
Telephone No.: (412) 644-8880
Telecopy No.: (412) 644-8889

Comerica Bank                                        6.20%                  $ 9,300,000
Comerica Tower, De
troit Center
500 Woodward Avenue
MC3280, 9th Floor
Detroit, MI 48226-3280
Attention: Jeff Lafferty
Telephone No.: (313) 222-7806
Telecopy No.: (313) 222-3330

Citizens Bank of Pennsylvania                        9.20%                  $13,800,000
10 S. 2nd Street
Harrisburg, PA 17101
Attention: Joseph Butto
Telephone No.: (717) 777-3357
Telecopy No.: (717) 777-3363

JP Morgan Chase Bank                                 8.30%                  $12,450,000
1975 Lake Street
Elmira, NY 14901
Attention: Christine M. McLeod
           Vice President
Telephone No.: (607) 734-7824
Telecopy No.: (607) 734-7645

SunTrust Bank                                        4.40%                  $ 6,600,000
919 East Main Street
Richmond, VA 23219
Attention: Steve Derby
Telephone No.: (804) 782-7348
Telecopy No.: (804) 782-5413

Bank Hapoliam BM (New York)                          3.20%                  $ 4,800,000
1177 Avenue of the Americas
12th Floor
New York, NY 10036-2790
Attention: Laura Anne Rafa
Telephone No.: (212) 782-2177
Telecopy No.: (212) 782-2382

Credit Suisse First Boston                           8.80%                  $13,200,000
11 Madison Avenue
New York NY 10010-3629
Attention: William O'Daly
Telephone No.: (212) 325-1986
Telecopy No.: (212) 743-2254

The Bank of New York                                 4.40%                  $ 6,600,000
One Wall Street
18th Floor
New York, NY 10286
Attention: Brandon Nedzi
Telephone No.: (212) 635-8628
Telecopy No.: (212) 635-7978

Bank of Tokyo - Mitsubishi Trust Company             4.40%                  $ 6,600,000
1251 Avenue of the Americas
U.S. Corporate Banking Division
15th Floor
New York, NY 10020-1104
Attention: Karen Opsolinski
Telephone No.: (212) 782-4798
Fax: (212) 782-6445

Credit Lyonnais                                      4.40%                  $ 6,600,000
2200 Ross Avenue
Suite 4400 West
Dallas, TX 75201
Attention: Brian Myers
Telephone No.: (214) 220-2308
Fax: (214) 220-2323

Erste Bank                                           3.20%                  $ 4,800,000
280 Park Avenue
32nd Floor, West Building
New York, NY 10017
Attention: Bob Wagman
Telephone No.: (212) 894-5663
Fax: (212) 984-5627

Standard Federal Bank, N.A.                          4.40%                  $ 6,600,000
27777 Inkster Road
MC 10-36
Farmington Hills, MI 48333
Attention: Kathleen Hallberg
           Inside Counsel
Telephone No.: (248) 822-5707
Fax: (248) 473-4345